UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) August 3, 2004

Commission File Number 000-24575

AMERICAN ACCESS TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	59-3410234
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

6670 SPRINGLAKE RD., KEYSTONE HEIGHTS, FLORIDA	32656
(Address of Principal Executive Offices)	(Zip Code)

(352) 473-6673

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

As set forth in Item 12, there is furnished herewith as Exhibit 99.1 a press release issued on August 3, 2004 announcing registrant’s unaudited financial results for the three months and six months ended June 30, 2004 and 2003, respectively. A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 12. Results of Operations and Financial Condition.

On August 3, 2004, registrant issued a press release announcing its unaudited financial results for the three months and six months ended June 30, 2004 and 2003, respectively.

The information, including the Exhibit attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN ACCESS TECHNOLOGIES, INC.

By:	/s/ Joseph F. McGuire
Joseph F. McGuire
Chief Financial Officer, Secretary, and Treasurer

Date: August 3, 2004

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated August 3, 2004